SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           27-Oct-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   27-Oct-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-Oct-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         27-Oct-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        27-Oct-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    170,303,533    6,430,686    1.46000%       221,016
 A-2  222,000,000    201,750,231    5,388,131    1.50000%       269,000
 A-3  50,000,000     45,439,241     1,213,543    1.45000%       58,566
A-IO  254,100,000    229,621,153        0        6.88000%      1,654,202
 M-1  33,000,000     33,000,000         0        2.00000%       58,667
 M-2  19,250,000     19,250,000         0        2.92000%       49,964
 M-3   6,875,000      6,875,000         0        3.12000%       19,067
 B-1  16,500,000     16,500,000         0        4.12000%       60,427
 B-2   6,875,000      6,875,000         0        5.12000%       31,289
 B-3   5,500,000      5,500,000         0        6.12000%       29,920
  X   550,000,050    510,337,651        0                          0
  R       50              0             0        1.50000%          0
Total 550,000,050    505,493,005   13,032,359                  2,452,118

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         6,651,702         0      163,872,847
 A-2      N/A         5,657,131         0      196,362,100
 A-3      N/A         1,272,109         0       44,225,698
A-IO      N/A         1,654,202         0      222,453,355
 M-1      0.00         58,667           0       33,000,000
 M-2      0.00         49,964           0       19,250,000
 M-3      0.00         19,067           0       6,875,000
 B-1      0.00         60,427           0       16,500,000
 B-2      0.00         31,289           0       6,875,000
 B-3      0.00         29,920           0       5,500,000
  X       N/A             0             0      498,467,330
  R       N/A             0             0           0
Total     0.00       15,484,477         0      492,460,646

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     33.84571321   1.16324284  35.00895605
 A-2   22541NN96     24.27085842   1.21171311  25.48257153
 A-3   22541NP29     24.27085840   1.17132260  25.44218100
A-IO   22541NP37     0.00000000    6.51004435   6.51004435
 M-1   22541NP52     0.00000000    1.77777788   1.77777788
 M-2   22541NP60     0.00000000    2.59555532   2.59555532
 M-3   22541NQ28     0.00000000    2.77333382   2.77333382
 B-1   22541NP78     0.00000000    3.66222242   3.66222242
 B-2   22541NP86     0.00000000    4.55111127   4.55111127
 B-3   22541NP94     0.00000000    5.44000000   5.44000000
  X    22541NN70     0.00000000    0.00000000   0.00000000
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    862.48867016
 A-2  0.00000000    884.51396482
 A-3  0.00000000    884.51396480
A-IO  0.00000000    875.45594320
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    906.30415308
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  208,492,170  301,845,481     510,337,651
     Scheduled Principal               151,635      232,407         384,043
     Prepayments (Incls Curtail)     5,705,655    5,780,624      11,486,279
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      5,857,290    6,013,032      11,870,321
     Net Realized Losses                     0            0               0
Ending Balance                     202,634,880  295,832,449     498,467,330
Ending Count                             1,712        2,251           3,963

Aggregate End Coll Bal             202,634,880  295,832,449     498,467,330

Ending Overcollateralization Amount                               6,006,684

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,350,078    1,952,963       3,303,042
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Non Recoverable Advances           (6,543)        (952)         (7,494)
                                     1,356,621    1,953,915       3,310,536
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                           81,166      117,584         198,751
Trustee Fee                                834        1,207           2,041
FSA Premium                              8,515        2,272          10,787
Credit Risk Manager Fee                  3,041        4,402           7,442
LPMI                                         0            0               0
Dividend Rewards                             0       (1,252)         (1,252)
Back-Up Servicing Fee                    5,643        8,175          13,817

Current Advances as of determination date                         1,534,573
Outstanding Advances  (end of prior calendar month)               1,217,440

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     58             6,890,230     27         2,605,886
Grp 2     68             8,959,037     19         2,454,196
Total     126           15,849,268     46         5,060,082
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     17             1,908,180
Grp 2     18             1,875,634
Total     35             3,783,814
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,712         202,634,880
Grp 2    2,251         295,832,449
Total    3,963         498,467,330

     Foreclosure
Grp 1    Count              Balance
Grp 2     50             5,532,793
Total     35             5,091,438
          85            10,624,231
     Bankruptcy
         Count              Balance
Grp 1     16             1,271,578
Grp 2     10               933,194
Total     26             2,204,772

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         67
Prin Bal of Loans for which Prepay Prems were collected          10,360,577
Current amount of Prepayment Premiums                               337,708

Current Delinquency Rate (60+days)                                  4.34791%
Rolling Three Month Delinquency Rate (60+days)                      3.45678%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                          1,422

Weighted Average Term to Maturity of Mortgage Loans                     340
Weighted Average Gross Coupon of Mortgage Loans                     8.23598%
Weighted Average Net Coupon of Mortgage Loans                       7.70967%

Aggregate number of Mortgage Loans in the pool                        3,963

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      18.19279%

Net Excess Spread                                                   3.04861%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee